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                                                                   EXHIBIT 10.10



                         PLAN AND AGREEMENT OF EXCHANGE

         This Plan and Agreement of Exchange ("Agreement") is entered into between and among CITIZENS INSURANCE COMPANY OF AMERICA, a Colorado-domiciled insurance company ("CICA") and AMERICAN INVESTMENT NETWORK, INC., a Mississippi corporation ("American").

                                   WITNESSETH

         WHEREAS, CICA, which was chartered on February 13, 1968 in Colorado as Continental Investors Life Insurance Company, Inc. ("CILICI"), and by Articles of Merger filed with the Secretary of State of Colorado on August 31, 1988, CILIC changed its corporate name to Citizens Insurance Company of America is a wholly owned subsidiary of Citizens, Inc., a Colorado corporation ("Citizens") ; and

         WHEREAS, American, which was chartered in 1987 in the State of Mississippi as Great American Investment Network, Inc. , and in 1995 changed its name to American Investment Network, Inc., owns all of the issued and outstanding capital stock of United Security Life Insurance Company, a Mississippi-domiciled stock insurance company ("USLI"), which was chartered in 1967 in the State of Mississippi as American Empire Life Insurance Company, which name was changed in 1973 to Financial Security Life of Mississippi, which was in 1994 merged with United Security Life Insurance Company, a corporation chartered in 1987 in the State of Mississippi, and at which time the name of the merged corporation was changed to United Security Life insurance Company; and

         WHEREAS, CICA and American desire to effect a share exchange pursuant to Mississippi Code Ann. 79-4-11.01 et seq. and 83-19-99 et seq. (together the "Exchange Act") in which all the outstanding shares of Class "All Common Stock and Class "B" Common Stock of American will be exchanged for shares of Class A Common Stock of Citizens owned and held by CICA;

         NOW, THEREFORE, it is agreed among the parties as follows:

                                   ARTICLE I
                                  The Exchange

         1.1 Subject to the terms and conditions set forth herein, the transactions contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date ("Closing Date") to occur as soon as possible after all regulatory approvals and shareholder approvals are obtained in accordance with law and as required by this Agreement. On the Closing Date, all of the documents to be furnished to American and CICA, including the documents to be furnished pursuant to Article VII of this Agreement, shall be delivered to Jones & Keller, P.C., counsel to CICA ("Jones & Keller") to be held in escrow until the Effective Date or the date of termination of this Agreement, whichever first occurs and thereafter shall be promptly distributed to the parties as their interests may appear.

         1.2     The terms of the Exchange shall be:

                 (i) The Exchange shall be effective ("Effective Date") as of the filing of the Certificate of Exchange by American and CICA with the Secretary of State and the Commissioner of Insurance of the State of Mississippi or, if later, the date specified therein.

                 (ii)     At and as of the Effective Date:

                          (a) each shareholder of American prior to the Effective Date shall cease to be a shareholder of American;

                          (b) The ownership of all issued and outstanding stock of American (other than shares for which dissenter's rights are perfected in accordance with the Exchange Act) shall vest in CICA automatically without any physical transfer or deposit of the certificates representing such shares, and CICA will become the sole shareholder of American;





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                          (c)     the holders of each issued and outstanding
                          share of American Class A or Class B Common Stock prior to the Effective Date (other chan any shares for which dissenter's rights are perfected in accordance with the Exchange Act) shall have the right to receive from CICA in accordance with Article II of the Agreement one (1) share of Citizens Class A common stock, no par value, for each seven and two-tenths (7.2) shares of American Class A or Class B Common Stock prior to the Effective Date, provided, however, that all consideration to be received shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of American shares outstanding; and

                          (d) the holders of each issued and outstanding share of American Class A or Class B Common Stock prior to the Effective Date for which dissenter's rights are perfected in accordance with the Exchange Act shall have the right to receive from American payment therefor in accordance with the Exchange Act.

                 (iii) The directors and officers of American shall be removed as of the Effective Date, and the directors and officers of CICA shall become the directors and officers of American as of the Effective Date.

                  (iv) The Exchange shall have the effect set forth in the Exchange Act.

         1.3 On the Closing Date, American and CICA will file with the Secretaries of State of Mississippi and Colorado Articles of Share Exchange in the forms attached hereto as Exhibit A.

                                   ARTICLE II
                               Exchange of Shares

         2.1 At the Effective Date, the shares of Citizens Class A common stock to be exchanged as provided in Section 1.2 shall be distributed by CICA to shareholders of American (other than those shares as to which dissenters' rights have been perfected in accordance with the Exchange Act).

         2.2 The stock transfer books of American shall be closed on the Effective Date, and thereafter no transfers of the stock of American shall be made. CICA shall appoint an exchange agent ("Exchange Agent"), which is expected to be Citizens' then stock transfer agent ("Stock Transfer Agent") , to accept surrender of the certificates representing the shares of American and to deliver for such surrendered certificates, shares of Class A common stock of Citizens. If outstanding certificates for shares of American are not surrendered or the payment for them is not claimed prior to such date on which such payments would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by abandoned property and other applicable law, become the property of CICA (and to the extent not in its possession shall be paid over to it) , free and clear of all claims or interest of any persons previously entitled to such items. Notwithstanding the foregoing, neither the Exchange Agent nor any party to this Agreement shall be liable to any holder of American shares for any amount paid to any governmental unit or agency having jurisdiction of such unclaimed item pursuant to the abandoned property or other applicable law of such jurisdiction.

         2.3 No fractional shares of Citizens stock shall be exchanged as a result of the Agreement; rather, such shares shall evidence the right to receive a cash value per fractional share of Citizens Class A common stock which shall be the average closing price of the Class A common stock of Citizens as reported on the American Stock Exchange for the five trading days prior to the Effective Date. In the event the exchange of shares results in any shareholder being entitled to a fraction less than a whole share of Citizens stock, such shareholder shall be given a cash payment by American for such fractional share at the rate per share as calculated in the previous sentence.

         2.4 At the Effective Date, each holder of a certificate or certificates representing shares of American, upon presentation and surrender of such certificate or certificates to the Exchange Agent, shall be entitled to receive the consideration set forth herein, except that holders of those shares as to which dissenters, rights shall have been asserted and perfected pursuant to the Exchange Act shall not be converted into shares of Citizens Class A common





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stock, but shall represent only such dissenters' rights.  Upon such presentation, surrender, and exchange as provided in this Section 2.4, certificates representing shares of American previously held shall be canceled. Until so presented and surrendered, each certificate or certificates which represented issued and outstanding shares of American at the Effective Date shall be deemed for all purposes to evidence the right to receive the consideration set forth in Section 1.2 of this Agreement. If the certificates representing shares of American have been lost, stolen, mutilated or destroyed, the Exchange Agent shall require the submission of an indemnity agreement and may require the submission of a bond in lieu of such certificate.

                                  ARTICLE III
               Representations , Warranties and Covenants of CICA

         No representations or warranties are made by any director, officer, employee or shareholder of CICA as individuals, except as and to the extent stated in this Agreement or in a separate written statement (the "CICA Disclosure Statement"). CICA hereby represents, warrants and covenants to American, except as stated in the CICA Disclosure Statement, as follows:

         3.1 Citizens and CICA are, respectively, a corporation and an insurance company, each duly organized, validly existing and in good standing under the laws of the State of Colorado, and each have the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of Citizens and CICA, copies of which have been delivered to American, are complete and accurate, and the minute books of Citizens and CICA contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of Citizens and CICA.

         3.2 The aggregate number of shares which Citizens is authorized to issue is 50,000,000 shares of Class A common stock, no par value, and 1,000,000 shares of Class B common stock, no par value; of which 21,651,161 shares of such Class A common stock are issued and 19,572,614 shares are outstanding, fully paid and nonassessable and 621, 049 shares of Class B common stock are issued and outstanding, fully paid and nonassessable. There are 1, 955,457 shares of Class A common stock of Citizens owned and held by CICA that will be used to satisfy the exchange obligations of CICA under the Agreement. Citizens has no outstanding options, warrants, or other rights to purchase, or subscribe to, or securities convertible into or exchangeable for any shares of capital stock, except an option for 76,000 shares of Class A common stock. The two (2) classes of stock of Citizens are equal in all respects, except (a) the Class B common stock elects a simple majority of the Board of Directors of Citizens, and the Class A common stock elects the remaining directors; and (b) each Class A share receives twice the cash dividends paid on a per share basis to the Class B common stock.

         3.3 CICA has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement. None of Citizens, and its subsidiaries have any liability or obligation to pay any fee or commission to any broker, agent or finder with respect to the transaction contemplated hereby except to Merger & Acquisition Profiles, Inc.

         3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by CICA will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of CICA.

         3.5 The execution, delivery and performance cf this Agreement have been duly authorized and approved by the Board of Directors of CICA.

         3.6 CICA has delivered to American consolidated financial statements of Citizens and its subsidiaries, dated December 31, 1995 and June 30, 1996. All such statements, herein sometimes called "Citizens Financial Statements," are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of Citizens and its subsidiaries for the periods included. The December 31, 1995 and June 30, 1996 Citizens consolidated financial statements have been prepared in accordance with generally accepted accounting principles.





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         3.7     Since the dates of the Citizens Financial Statements there have not been any material adverse changes in the business or condition, financial or otherwise, of Citizens. Citizens and its subsidiaries do not have any material liabilities or obligations, secured or unsecured (whether accrued, absolute, contingent or otherwise) except as disclosed in the Citizens Financial Statement.

         3.8 CICA has delivered to American a list and description of all pending legal proceedings involving Citizens, none of which will materially adversely affect it, and, except for these proceedings, there . are no legal proceedings or regulatory proceedings involving material claims pending, or to the knowledge of the officers of Citizen, threatened against Citizens or affecting any of its assets or properties, and Citizens is not in any material breach or violation of or default under any contract or instrument to which Citizens is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by Citizens under any contract or other instrument to which Citizens is a party or by which it or any of its properties may be bound or affected, or under its respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to Citizens or its subsidiaries.

         3.9 Citizens shall not enter into or consummate any transactions prior to the Effective Date other than (i) in the ordinary course of business or (ii) business acquisitions, combinations and exchanges. Citizens will not pay any dividend or, except in the ordinary course of business, enter into an agreement or transaction which would adversely affect its financial condition.

         3.10 Neither CICA nor Citizens is a party to any contract performable in the future except insurance policies, customary agent contracts, normal reinsurance agreements, agreements with subsidiaries, and those which will not adversely affect it.

         3.11 The representations and warranties of CICA shall be true and correct as of the date hereof and as of the Effective date.

         3.12 CICA has delivered, or will deliver within two weeks of the date of this Agreement, to American true and correct copies of Citizens Annual Report to Shareholders for the years ended December 31, 1995 and 1994. CICA will also deliver to American on or before the Closing Date any reports relating to the financial and business condition of Citizens which are filed with the SEC after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement. Citizens has duly filed all reports required to be filed by it under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws"). No such reports, or any reports sent to the shareholders of Citizens generally as of their respective dates, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such reports, in light of the circumstances under which they were made, not misleading.

         3.13 CICA has delivered to American a copy of each of the consolidated federal income tax returns of Citizens and its subsidiaries for the year ended December 31, 1994 and for any additional open years. The provisions for taxes paid by Citizens are believed by Citizens to be sufficient for payment of all accrued and unpaid federal, state, county and local taxes of Citizens (including any penalties or interest payable) whether or not disputed for the periods then ended and for all prior fiscal periods. All returns and reports or other information required or requested by federal, state, county, and local tax authorities have been filed or supplied in a timely fashion, and all such information is true and correct in all material respects. Provision has been made for the payment of all taxes due to date by Citizens.

         3.14 Citizens has no employee benefit plan, except for a noncontributory, qualified profit-sharing plan and a group accident and health insurance plan.

         3.15 No representation or warranty by CICA in this Agreement, the CICA Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.





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                                   ARTICLE IV
             Representations, Warranties and Covenants of American

         No representations or warranties are made by any director, officer, employee or shareholder of American as individuals, except as and to the extent stated in this Agreement or in a separate written statement (the "American Disclosure Statement") . American hereby represents, warrants and covenants to CICA, except as stated in the American Disclosure Statement, as follows:

         4.1 American and USLI are, respectively, a corporation and an insurance company duly organized, validly existing and in good standing under the laws of the State of Mississippi, each having the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of American and USLI, copies of which have been delivered to CICA, are complete and accurate, and the minute books ' of American and USLI contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of American and USLI.

         4.2 The aggregate number of shares which American is authorized to issue is 15,000,000 shares of Class A common stock, participating, no par value, and 2, 500 shares of Class B Common Stock, participating (by virtue of a 1994 amendment to the Articles of Incorporation), $1.00 par value; of which 5,025,490 shares of such Class A Common Stock are issued and 5, 021, 764 are outstanding, fully paid and nonassessable and 2,500 shares of Class B Common Stock are issued and outstanding, fully paid and nonassessable. American has no outstanding options, warrants or other rights to purchase or subscribe to, or securities convertible into or exchangeable for any shares of capital stock, except as shown on the American Disclosure Statement attached to and made a part of this Agreement. There are 3, 726 shares of Class A common stock owned and held by USLI.

         The aggregate number of shares which USLI is authorized to issue is 4,000 shares of Common Stock, participating, $500.00 par value, of which 2,000 shares are issued and outstanding, fully paid and nonassessable. USLI has no outstanding options, warrants or other rights to purchase or subscribe to, or securities convertible into or exchangeable for any shares of capital stock. All issued and outstanding shares of USLI stock are owned and held by American.

         The subsidiaries of American are each an association, corporation, or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or association; each has the power and authority to lease its properties and to carry on its business as now being conducted and is qualified to do business; and each holds or shall hold all licenses, franchises, permits or other governmental authorizations required to enable it to conduct its business or own its properties in every jurisdiction in which it currently conducts business or owns property and where the failure to do so would have a material adverse effect on the business of the subsidiary. All outstanding shares of capital stock of each subsidiary are duly and validly authorized and issued, fully paid and nonassessable. American directly or indirectly owns all of the issued and outstanding capital stock of such subsidiaries, including USLI. There are no outstanding options, warrants or other rights to purchase or subscribe to, or securities convertible into or exchangeable for any shares of capital stock of any subsidiary of American or USLI, except as shown on the American Disclosure Statement.

         4.3 American and USLI each have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement. None of American and its subsidiaries have any liability or obligation to pay any fee or commission to any broker, agent or finder with respect to the transactions contemplated hereby.

         4.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transaction contemplated herein by American will conflict with or result in a breach or violation of any Articles of Incorporation or Bylaws of American or its subsidiaries.

         4.5 The execution of this Agreement has been duly authorized and approved by American's Board of Directors.





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         4.6     American has delivered to CICA consolidated financial
statements of American and its subsidiaries, dated December 31 1995 and June 30, 1996, and the annual and quarterly convention statements of USLI as of December 31, 1995 and the six months ended June 30, 1996, as filed with the Mississippi Department of Insurance. All such statements, herein sometimes called "American Financial Statements," are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of American and USLI for the periods indicated. The December 31, 1995 and June 30, 1996 American consolidated financial statements have been prepared in accordance with generally accepted accounting principles and the December 31, 1995 and June 30, 1996 convention statements have been prepared in accordance with statutory accounting practices.

         4.7 Since the dates of the American Financial Statements there have not been any material adverse changes in the business or condition, financial or otherwise, of American or any of its subsidiaries. None of American or its subsidiaries have any material liabilities or obligations, secured or unsecured (whether accrued, absolute, contingent or otherwise), except as disclosed in the American Financial Statements.


         4.8 American has delivered to CICA a list and description of all pending legal proceedings involving American or any of its subsidiaries, all of which are listed on the American Disclosure Statement, none of which will materially adversely affect American or such subsidiary, and, except for these proceedings, there are no legal proceedings or regulatory proceedings involving material claims pending, or to the knowledge of the officers of American, threatened against American or USLI or affecting any of its assets or properties, and American and USLI are not in any material breach or violation of or default under any contract or instrument to which American or USLI is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by American or USLI under any contract or other instrument to which American or USLI is a party or by which either of them or any of their respective properties may be bound or affected, or under their respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to American or USLI.

         4.9 Neither American nor USLI shall enter into or consummate any transactions prior to the Effective Date other than in the ordinary course of business and will pay no dividend, or increase the compensation of officers and will not enter into any agreement 'I or transaction which would adversely affect their financial condition in a material manner.

         4.10 The assets of USLI had admissible values at least equal to those attributed to them on its December 31, 1995 or June 30, 1996 convention statements.

         4.11 Neither American nor USLI nor any subsidiary of American or USLI is a party to any contract performable in the future except insurance policies, customary agent contracts, normal reinsurance agreements and those which will not adversely affect them, except as set out on the American Disclosure Statement attached to this Agreement.

         4.12 All policy and claim reserves of USLI have been properly provided for and are adequate to comply with all regulatory requirements regarding same.

         4.13 The representations and warranties of American shall be true and correct as of the date hereof and as of the Effective Date.

         4.14 American has delivered, or will deliver within two weeks of the date of this Agreement, to CICA true and correct copies of American's Annual Report to Shareholders for the years ended December 31, 1995 and 1994 and each of its other reports to shareholders and filings with the Securities and Exchange Commission ("SEC") for the years ended December 31, 1995, 1994 and 1993. American will also deliver to CICA on or before the Closing Date any reports relating to the financial and business condition of American which are filed with the SEC after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement. American has duly filed all reports required to be filed by it under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws") . No such reports, or any reports sent to the shareholders of American generally, contained any untrue statement of material fact or omitted to state any material





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
fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

         4.15 American has delivered to CICA a copy of each of the federal income tax returns of American for the years ended December 31, 1995, 1994 and 1993 and for any additional open years. The provisions for taxes paid by American are believed by American to be sufficient for payment of all accrued and unpaid federal, state, county and local taxes of American (including any penalties or interest payable) whether or not disputed for the periods then ended and for all prior fiscal periods. All returns and reports or other information required or requested by federal, state, county and local tax authorities have been filed or supplied in a timely fashion, and all such information is true and correct in all material respects. Provision has been made for the payment of all taxes due to date by American.

         4.16 Neither American nor USLI have any employee benefit plans, except for a noncontributory 401K plan and a group accident, health and life insurance plans.

         4.17 No representation or warranty by American in this Agreement, the American Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.


                                   ARTICLE V
             Obligations of the Parties Pending the Effective Date

         5.1 This Agreement shall be duly submitted to the shareholders of American for the purpose of considering and acting upon this Agreement in the manner required by law at a meeting of shareholders on a date selected by American, such date to be the earliest practicable date after the proxy statement may first be sent to American shareholders without objection by applicable governmental authorities. CICA will furnish to American the information relating to Citizens required by the Federal Securities Laws to be included in the proxy statement CICA represents and warrants that at the time of the American shareholders, meeting, the proxy statement, insofar as it relates to Citizens and contains information furnished by CICA specifically for use in such proxy statement, (a) will comply in all material respects with the provisions of the Federal Securities Laws; and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Board of Directors of American, subject to its fiduciary obligations to shareholders, shall use its best efforts to obtain the requisite approval of American shareholders of this Agreement and the transactions contemplated herein. American and CICA shall take all reasonable and necessary steps and actions to comply with and to secure American shareholders approval of this Agreement and the transactions contemplated herein as may be required by the statutes, rules and regulations of such states.

         5.2 At all times prior to the Effective Date, during regular business hours each party will permit the other to examine its books and records and the books and records of any subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party may provide the other parties with information which is confidential or proprietary information. During the term of this Agreement, and for four years following the termination of this Agreement, the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisors in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made; (b) information acquired by the party to whom the disclosure is made from other sources; or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.





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
         5.3 American and CICA shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

         5.4 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.

                                   ARTICLE VI
                             Procedure for Exchange

         6.1 As soon as practical and in any event within 30 days after the Execution of this Agreement, the parties shall file with the Insurance Commissioner of Mississippi all of the documents required by Mississippi law.

                                  ARTICLE VII
            Conditions Precedent to the Consummation of the Exchange

         The following are conditions precedent to the consummation of the Agreement on or before the Effective Date:

         7.1 CICA and American shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Effective Date and American and CICA shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

         7.2 This Agreement and the transactions contemplated herein shall have been duly and validly authorized, approved and adopted, at a meeting of the shareholders of American duly and properly called for such purposes in accordance with the applicable laws.

         7.3 This Agreement is in all things subject to the provisions of the applicable insurance laws and the regulations promulgated thereunder, and shall not become effective until all necessary approvals are obtained from the Commissioners of Insurance of the States of Colorado and Mississippi in accordance with the provisions of the laws of said states. CICA and American as soon as practical after the execution and delivery of this Agreement, agree to file and to use their best efforts to obtain such approvals of the transactions contemplated by this Agreement. Neither CICA nor American shall be obligated to file a suit or to appeal from any Commissioner's adverse ruling, nor shall CICA or American be obligated to make any material changes in any lawful, good faith management policy in order to gain such approval. In the event either approval is denied, this Agreement shall terminate.

         7.4 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation, or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         7.5 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for CICA and American.

         7.6 The representations and warranties by CICA and American in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Effective Date, except to the extent that such representations and warranties may be untrue on and as of the Effective Date because of (1) changes caused by transactions suggested or approved in writing by CICA; or (2) events or changes (which shall not in the aggregate, have materially and adversely affected the business, assets, or financial condition of American or Citizens) during or arising after the date of this Agreement.

         7.7     American shall have furnished CICA with:

                 (1) a certified copy of a resolution or resolutions duly adopted by the Board of Directors of American approving this Agreement and the transactions contemplated by it in accordance with applicable law and directing the submission thereof to a vote of the shareholders of American;

                 (2) a certified copy of a resolution or resolutions duly adopted by the shareholders of American approving this Agreement and the transactions contemplated by it in accordance with applicable law;

                 (3) an opinion of Spencer, Tyra & Crecink, counsel for American, dated as of the Closing Date as set forth in "Exhibit B" attached hereto;

                 (4) an agreement from each "affiliate" of American as defined in the rules adopted under the Securities Act of 1933, as amended, to the effect that (a) the affiliate is familiar with SEC Rule 144; (b) none of the shares of Citizens Class A common stock will be transferred by or through the affiliate in violation of the Federal Securities Laws; (c) the affiliate will not sell or in any way reduce his risk relative to any Citizens Class A common stock received pursuant to this Agreement until such time as financial results covering at least 30 days of post-closing date combined operations shall have been published by Citizens on SEC Form 10-Q or otherwise.

         7.8     CICA shall furnish American with:

         (1) a certified copy of a resolution or resolutions duly adopted by the Board of Directors approving this Agreement and the transactions contemplated by it; and

         (2) an opinion dated the Effective Date of Jones & Keller, P.C., counsel for CICA, as set forth in "Exhibit C" attached hereto.

                                  ARTICLE VIII
                          Termination and Abandonment

         8.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time (whether before or after the approval and adoption thereof by the shareholders of American and/or CICA) prior to the Effective Date:

         (a) By mutual consent of the Boards of Directors of CICA and American;

         (b) By CICA or American, if any condition set forth in Article VII relating to the other party has not been satisfied or has not been waived;

         (c) By CICA or American, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

         (d) By any party, if there is discovered any material error, misstatement or omission in the representations and warranties of another party; or

         (e) By CICA, if dissenters' rights are perfected in accordance with the Exchange Act for more than 2.5% of the outstanding shares of American; or

         (f) By either party if the Effective Date does not occur within ninety (90) days from the date hereof.

         (g) By any party, if it is determined by counsel of either party that the transaction will not constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

         8.2 Any of the terms or conditions of the Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action by its Board of Directors; provided, however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

                                   ARTICLE IX
                       Termination of Representation and
                       Warranties and Certain Agreements

         9.1 The respective representations and warranties of the parties hereto shall expire with, and be terminated and extinguished by consummation of the Agreement; provided, however, that the covenants and agreements of the parties hereto shall survive in accordance with their terms.

                                   ARTICLE X
                                 Miscellaneous

         10.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

         10.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

         10.3 Each of the parties hereto will pay its own fees and expenses incurred in connection with the transactions contemplated by this Agreement. Except as otherwise disclosed in their respective Disclosure Statements, CICA and American each represent to the other that it has not employed any investment bankers, brokers, finders, or intermediaries in connection with the transaction contemplated hereby who might be entitled to any fee or other payment from American or Citizens or any of their respective subsidiaries upon consummation of the transactions contemplated by this Agreement.

         10.4 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary of proper to carry out the purpose of this Agreement.

         10.5 This Agreement may be amended upon approval of the Board of Directors of each party provided that the share exchange ratio hereunder shall not be amended without approval of the requisite shareholders of American.

         10.6 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

To CICA, Inc.:                    and to American:

Citizens Insurance Company        American Investment Network, Inc.
of America                        United Security Life Insurance

Post Office Box 149151            Company
Austin, Texas 78714-9159          660 Lakeland East Drive
Attn:    Harold E. Riley          Flowood, Mississippi 39208
         Chairman                 Attn: John S. Camara, President

Phone:   (512) 837-7100           Phone:   (601) 936-2090
Fax:     (512) 836-9334           Fax:     (691) 939-4372

with copies to:                   with copies to:

Jones & Keller, P.C.              Spencer, Tyra & Crecink
1625 Broadway, Ste 1600           660 Lakeland East Drive, Ste 100
Denver, Colorado 80202            Jackson, MS 39208
Attn: Reid A. Godbolt, Esq.       Attn: Ernest 0. Spencer, III, Esq.

Phone:   (303) 573-1600           Phone:   (601) 939-9193
Fax:     (303) 573-0608           Fax:     (601) 939-9195

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         10.7 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of CICA and American. However, either CICA or American may issue at any time any press release or other public statement it believes on the advise of its counsel it is obligated to issue to avoid liability under the law relating to disclosures to itself or any of its affiliates, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         10.8 The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any references to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

         10.9 The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         10.10 This Agreement Shall be governed by and construed in accordance with the domestic laws of the State of Mississippi without giving effect to any choice or conflict of law provision or rule (whether of the State of Mississippi or any other jurisdiction) that would cause the application of the laws 'or any jurisdiction other than the State of Mississippi.

         IN WITNESS WHEREOF, the parties have set their hands and seals this 28th day of October, 1996.

CITIZENS INSURANCE COMPANY                  AMERICAN INVESTMENT NETWORK,
OF AMERICA                                  INC.


By:/s/ Mark A. Oliver                       By:/s/ John S. Camara
   ----------------------------------          --------------------------------
   Mark A. Oliver                              John S. Camara, President
   Executive Vice-President
   and Treasurer

                                   EXHIBIT A
                  (Attach Form of Articles of Share Exchange]

F0013 - Page 1 of 3
                                    OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
                             P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
                                            Articles of Merger or Share Exchange
                                                              Profit Corporation

The undersigned corporation pursuant to Section 79-4-11.05, as amended, hereby executes the following document and sets forth:

1. Name of Corporation 1

American Investment Network, Inc.

2. Name of Corporation 2

Citizens Insurance Company of America

3. Name of Corporation 3

4. The future effective date is
(Complete if applicable)          January 1, 1997

5. The plan of merger or share exchange. (Attach page)

6. Mark appropriate box.

[ ] (a) Shareholder approval of the plan of merger or share exchange was not required.

OR

[x] (b) If approval of the shareholders of one or more corporations party to the merger or share exchange was required

         (i) the designation, number of outstanding shares. and number of votes entitled to be cast by each class entitled to vote separately on the plan as to each corporation were

Name of Corporation       Designation         No.  of outstanding               No. of votes
                                                   shares                    entitled to be cast
American                  Class A
investment                Common Stock             5,021,764                     5,021,764
Network, Inc.

American
Investment                Class B
Network, Inc.             Common Stock                 2,500                         2,500

F0013 - Page 2 of 3
                                    OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
                             P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
                                            Articles of Merger or Share Exchange
                                                              Profit Corporation

AND EITHER

     a. the total number of votes, cast for and against the plan by each class entitled to vote separately on the plan was

Name of Corporation       Class            Total no. of votes       Total no. of votes cast
                                           cast FOR the Plan           AGAINST the Plan
American
Investment                Class A
Network, Inc.             Common Stock

American
Investment                Class B
Network, Inc.             Common Stock

OR

    b. the total number of undisputed votes cast for the plan separately by each class was


Name of Corporation       Class            Total no. of undisputed
                                           votes cast FOR the Plan


and the number of votes cast for the plan by each class was sufficient for approval by that class.

Name of Corporation 1

AMERICAN INVESTMENT NETWORK, INC.

By:             Signature                    (Please keep writing within blocks)
                          ------------------


     Printed Name                                        Title
                  --------------------------------------      ----------------

F0013 - Page 3 of 3
                                    OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
                              P.O. BOX 136, JACKSON, MS 392054136 (601) 359-1333
                                            Articles of Merger or Share Exchange
                                                              Profit Corporation

Name of Corporation 2

CITIZENS INSURANCE COMPANY OF AMERICA

By:   Signature                              (Please keep writing within blocks)
                   -------------------------
      Printed Name                           Title
                   -------------------------       -------------------------

Name of Corporation 3


By:   Signature                              (Please keep writing within blocks)
                   -------------------------
      Printed Name                           Title
                   -------------------------       -------------------------

NOTE
1. If shareholder approval is required, the plan must be approved by each voting group entitled to vote on the plan by a majority of all votes entitled to be cast by that voting group unless the Act or the articles of incorporation provide for a greater or lessor vote, but not less than a majority of all votes cast at a meeting.

2. The articles cannot be filed unless the corporation(s) has (have) paid all fees and taxes (and delinquencies) imposed by law.

3. The articles must be similarly executed by each corporation that is a party to the merger.

                    ATTACHMENT TO ARTICLES OF SHARE EXCHANGE
                                       OF
                       AMERICAN INVESTMENT NETWORK, INC.
                                      AND
                     CITIZENS INSURANCE COMPANY OF AMERICA

         In accordance with Mississippi Code Ann. Sections 79-4-11.01 et seq. and 83-19-99 et. seq. (together the "Exchange Act") , a plan and agreement of exchange ("Plan of Exchange") has been approved, adopted and executed by American Investment Network, Inc. and Citizens Insurance Company of America as follows:

         1. The Exchange shall be effective as of January 1, 1997 ("Effective Date").

         2.      At and as of the Effective Date:

         (a) each shareholder of American prior to the Effective Date shall cease to be a shareholder of American;

         (b) the ownership of all issued and outstanding stock of American (other than shares for which dissenter's rights are perfected in accordance with the Exchange Act) shall vest in CICA automatically without any physical transfer. or deposit of the certificates representing such shares, and CICA will become the sole shareholder of American;

         (c) the holders of each issued and outstanding share of American Class A or Class B Common Stock prior to the Effective Date (other than any shares for which dissenter's rights are perfected in accordance with the Exchange Act) shall have the right to receive from CICA in accordance with
Article II of the Plan of Exchange one (1) share of Citizens Class A common stock, no par value, for each seven and two-tenths (7.2) shares of American Class A or Class B Common Stock; provided, however, that all consideration to be received shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of American shares outstanding; and

         (d) the holders of each issued and outstanding share of American Class A or Class B Common Stock prior to the Effective Date for which dissenter's rights are perfected in accordance with the Exchange Act shall have the right to receive from American payment therefor in accordance with the Exchange Act.

         3.      The Exchange shall have the effect set forth in the Exchange
Act.

         4. The Plan of Exchange has been approved by the shareholders of American. No shareholder approval by the shareholders of CICA, a Colorado stock insurance company, was required, pursuant to Section 7-111-103 (7) of the Colorado Business Corporation Act and Sections 79-4-11.01 et seq. of the Mississippi Code of 1972, as amended.

                           ARTICLES OF SHARE EXCHANGE

         Pursuant to the provisions of the Colorado Business Corporation Act, AMERICAN INVESTMENT NETWORK, INC., a Mississippi corporation ("American"), and CITIZENS INSURANCE COMPANY OF AMERICA, a stock insurance company organized under the laws of the State of Colorado ("CICA"), adopt the following articles of share exchange:

         First: The plan of share exchange (the "Plan of Exchange") is summarized as follows: At and as of the effective time set forth below (the "Effective Date"):

                 (a) each shareholder of American prior to the Effective Date shall cease to be a shareholder of American:

                 (b) the ownership of all issued and Outstanding stock of American (other than shares for which dissenter's rights are perfected in accordance with applicable law) shall vest in CICA automatically without any physical transfer or deposit of the certificates representing such shares and CICA will become the sole shareholder of American;

                 (c) the holders of each issued and outstanding share of American Class A or Class B Common Stock prior to the Effective Date (other than any shares for which dissenter's rights are perfected in accordance with applicable law) shall have the right to receive from CICA in accordance with Article II of the Plan of Exchange one (1) share of Citizens Class A common stock, no par value, for each seven and two-tenths (7.2) shares of American Class A or Class B Common Stock; provided, however, that all consideration to be received shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of American shares outstanding; and

                 (d) the holders of each issued and outstanding share of American Class A or Class B Common Stock prior to the Effective Date for which dissenter's rights are perfected in accordance with applicable law shall have the right to receive from American payment therefor in accordance with applicable law.

         Second: The plan of share exchange was approved by the shareholders of American. Approval by the shareholders of CICA was not required.

         Third: As to American, whose shareholders were required to vote for approval, the number of votes cast for the plan by each voting group entitled to vote separately on the share exchange was sufficient for approval by that voting group.

         Forth: These articles are to become effective on January 1, 1997 at 12:01 a.m., unless prior to the effective date they are abandoned and a statement of abandonment is filed prior to the effective date.

         Dated: _____________________, 1996

AMERICAN INVESTMENT NETWORK, INC.    CITIZENS INSURANCE COMPANY OF AMERICA, INC.


By:                                  By:
   ------------------------------       ------------------------------
Title:                               Title:
      ---------------------------          ---------------------------

                                   EXHIBIT B

                        Opinion of Counsel for American

         At the Closing, American shall deliver to CICA an opinion, in form and substance satisfactory to CICA and its counsel, dated the Closing Date, of Spencer, Tyra & Crecink, counsel to American, to the effect that:

         (i) The execution, delivery, and performance of the Agreement by American shall not result in a breach of, or constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under any contract, commitment, agreement, indenture, mortgage, pledge agreement, note, bond, license, or other instrument or obligation to which American is a party or by which American is bound or the charter or bylaws of American or other governing instruments of American.

         (ii) The Agreement has been duly authorized, executed and delivered by American and is a legal, valid and binding obligation of American enforceable against American in accordance with its terms (subject to the applicability of equitable principles or the effect of bankruptcy or creditors, rights laws on the enforceability of the Agreement);

         (iii) American and USLI are, respectively, a corporation and a stock insurance company duly organized, validly existing and in good standing under the laws of the State of Mississippi;

         (iv) American has full corporate power and authority to enter into Agreement and to carry out the transactions contemplated by the Agreement;

         (v) To such counsel's knowledge, after due inquiry, there are no civil or criminal actions, suits, arbitrations, administrative or other proceedings or governmental investigations pending or threatened against American or its subsidiaries which will constitute a breach of the representations, warranties or covenant under the Agreement or will prevent American from consummating the transactions contemplated by the Agreement;

         (vi) The authorized and outstanding capital stock of American and USLI are as stated in Section 4.2 of the Agreement, and such shares have been duly authorized, are fully paid and nonassessable and were not issued in violation of the preemptive rights of any party;

         (vii) To such counsel's knowledge, after due inquiry, except as set forth in the Agreement, there are no outstanding subscriptions, options, warrants, rights, convertible securities, calls, commitments, privileges or other arrangements,, preemptive or contractual, calling for or requiring the acquisition of, or the issuance, transfer, sale, or other disposition of any shares of the capital stock of American or USLI, or calling for or requiring the issuance of any securities or rights convertible into or exchangeable for shares of capital stock of American or USLI, except as disclosed in the Agreement; and

         (viii) The execution, delivery, and performance of the Agreement, and the performance by American of its obligations thereunder, is not in contravention of any law, ordinance, rule, or regulation, or contravene any order, writ, judgment, injunction, decree, determination, or award of any court or other authority having jurisdiction, will not cause the suspension or revocation of any authorization, consent, approval, or license, presently in effect, which affects or binds, American, USLI or any of their material properties.

                                   EXHIBIT C

                          Opinion of Counsel for CICA

         At the Closing, CICA shall deliver to American, an opinion, in form and substance satisfactory to American and its counsel, dated the Closing Date, of Jones & Keller, P.C., counsel to CICA, to the effect that:

         (i) The execution, delivery, and performance of the Agreement by CICA shall not result in a breach of, or constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under any contract, commitment, agreement, indenture, mortgage, pledge agreement, note, bond, license, or other instrument or obligation to which CICA is a party or by which CICA is bound or the charter or bylaws of CICA or other governing instruments of CICA;

         (ii) The Agreement has been duly authorized, executed and delivered by CICA and is a legal, valid and binding obligation of CICA enforceable against CICA in accordance with its terms (subject to the applicability of equitable principles or the effect of bankruptcy or creditors' rights laws on the enforceability of the Agreement);

         (iii) Citizens and CICA respectively are a corporation and a stock insurance company, duly organized, validly existing and in good standing under the laws of the State of Colorado;


         (iv) CICA has full corporate power and authority to enter into the Agreement and to carry out the transactions contemplated by the Agreement;


         (v) To such counsel's knowledge, after due inquiry, there are no civil or criminal actions, suits, arbitrations, administrative or other proceedings or governmental investigations pending or threatened against CICA which will constitute a breach of the representations, warranties or covenants under the Agreement or will prevent CICA from consummating the transactions contemplated by the Agreement;

         (vi) The authorized and outstanding capital stock of Citizens is as stated in Section 3.2 of the Agreement, and each of the shares of Class A common stock to be issued pursuant to the agreement has been duly authorized and when issued pursuant to the terms of the Agreement shall be validly issued and fully paid and non-assessable and issued in violation of the preemptive rights of any party;

         (vii) To such counsel's knowledge, after due inquiry, except as set forth in the Agreement or CICA's Disclosure Statement, there are no outstanding subscriptions, options, warrants, rights, convertible securities, calls, commitments, privileges or other arrangements, preventive or contractual, calling for or requiring the acquisition of, or the issuance, transfer, sale, or other disposition of any shares of the capital stock of Citizens, or calling for or requiring the issuance of any securities or rights convertible into or exchangeable for shares of capital stock of Citizens;

         (viii) The execution, delivery, and performance of the Agreement, and the performance by CICA of its obligations thereunder, is not in contravention of any law, ordinance, rule, or regulation, or contravene any order, writ, judgment, injunction, decree, determination, or award of any court or other authority having jurisdiction, will not cause the suspension or revocation of any authorization, consent, approval, or license presently in effect, which affects or binds CICA or any of its subsidiaries or any of its or their material properties;

         (xi) Consummation of the transaction in accordance with the terms of the Agreement will constitute a reorganization within the meaning of the Internal Revenue Code of 1986, as amended (the "Code") ; American and CICA will each be a party to the reorganization; no gain or loss will be recognized pursuant to the Code by American as a consequence of the transactions contemplated hereby; CICA will succeed to and take into account the items of American described in the Code; when a American shareholder receives solely Citizens Class A common stock in accordance with the transactions contemplated hereby, such American shareholder will not recognize gain or loss; the basis for the Citizens Class A common stock to be received by American shareholders will be the same as the basis for the shares of American stock they surrender in connection with the transactions contemplated hereby; the holding period for any American shareholder of the Citizens Class A common stock received in the transactions contemplated hereby will include the period during which the shares of the American stock surrendered were held provided that the American stock was a capital asset in the hands of such American shareholder on the Effective Date; and the payment of cash to any American shareholder in lieu of a fractional share of Citizens Class A common stock will be treated as received as a distribution and redemption of the fractional share interest, subject to the limitations of Section 302 of the Code; and


         (c) The exchange of Citizens Class A common stock for shares of American stock is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof and, with respect to state securities laws and the securities laws of other applicable jurisdictions, if any, is either exempt from qualification or registration thereunder or such qualification or registration requirements have been satisfied.

                           CICA DISCLOSURE STATEMENT

         Pursuant to the provisions of Article III of the Plan and Agreement of Exchange between and among CICA and American, CICA hereby makes the following disclosures respecting the similarly numbered sections in the Plan and Agreement of Exchange:

         3.3 At the Effective Date, brokerage commissions will be owed to Merger & Acquisition Profiles, Inc.

         3.7 Citizens has the liabilities disclosed in the Citizens Financial Statements and those incurred thereafter in the ordinary course of business.

         3.10 Computer Maintenance Agreement between Computing Technology, Inc. and Wang Laboratories, effective 7/l/91 and amended 8/26/91.

                         AMERICAN DISCLOSURE STATEMENT

         Pursuant to the provisions of Article IV of the Plan and Agreement of Exchange between and among CICA and American, American hereby makes the following disclosures respecting the similarly numbered sections in the Plan and Agreement of Exchange:

         4.2 Outstanding warrants, options, or other rights to purchase or subscribe to, or securities convertible into, or exchangeable for, shares of capital stock of American:


                 (1) Stock Incentives issued to certain key employees of Great American Investment Network, Inc. and USLI pursuant to the 1994 Stock Incentive Plan, adopted by the Board of Directors on November 30, 1993, and approved by the Shareholders on May 3, 1994.

         4.7 American has liabilities disclosed in their financial statements and those incurred thereafter in the ordinary course of business.

         4.8 Pending litigation: As of the date of execution hereof, the following litigation against American and/or USLI was pending:

                 (1) David Anderson and Marty Stanford, D/B/A Premiere Insurance Agency, and Chiropractic National Association, Plaintiffs, versus United Security Life Insurance Company, Defendant, Civil Action No. 96-002(r)L, in the Circuit Court of Lee County, Mississippi.

                 (2) Donald and Karen Mayo, Plaintiffs, versus United Security Life Insurance Company, Defendant, Civil Action No. 95-268(f)L, in the Circuit Court of Lee County, Mississippi.

         4.11 American is subject to the following contracts and agreements which are, or may be, performable in the future, copies of which have heretofore been furnished to CICA:

                 (1) Settlement Agreement dated March 2, 1995, among Robert Tillman and Tillman Insurance Agency, Inc. ("Plaintiffs"), and The Gain Agency, Inc., Great American Investment Network, Inc., Walter L. Shelton and Jesse Byrd (Defendants).

                 (2) Executive Compensation Plan and Agreement adopted November 11, 1994 by the Directors, and approved by the Shareholders on May 2, 1995, between Great American Investment Network, Inc. and Walter L. Shelton and Jesse L. Byrd.

                 (3) Employment Agreement dated August 23, 1996, between, American, USLI and John S. Camara.

                 (4) Employment Agreement dated August 23, 1996, between, American, USLI and H. Harold Crumpler.

                 (5) Employment Agreement dated August 23, 1996, between, American, USLI and Phillip E. Faller.

                 (6) Employment Agreement dated August 23, 1996, between, American, USLI and Linda M. Pepper.

                 (7) Contract Agreements between Great American Investment Network, Inc. and the individual members of Magnolia Consulting Group, an unincorporated association.

                 (8) Promissory Note dated December 19, 1994, in favor of Merchants and Farmers Bank, in the original principal amount of $535,562.62, with a final maturity date of December 15, 1999.

                          The Promissory Note is secured by a Deed of Trust between the parties dated as of the same date, and recorded in the office of the Chancery Clerk of. Rankin County, Mississippi in Book 1018 at Page 89.

                 (9) Second Deed of Trust dated March 2, 1995, securing the Settlement Agreement referenced as Item No. (1), above, among Great American Investment Network, Inc., Mark T. Davis as Trustee, and Dale Hubbard, Tillman Insurance Agency, Inc. and Robert Tillman, beneficiaries. This instrument is recorded in the Office of the Chancery Clerk of Rankin County, Mississippi in Book 1031 at Page 649.

                  AMENDMENT TO PLAN AND AGREEMENT OF EXCHANGE

         This Amendment to Plan and Agreement of Exchange ("Amendment") is entered into among CITIZENS, INC., a Colorado corporation ("Citizens"), CITIZENS INSURANCE OF AMERICA, a Colorado-domiciled insurance company ("CICA"), and AMERICAN INVESTMENT NETWORK, INC., a Mississippi corporation ("American").

                                   WITNESSETH

         WHEREAS, CICA and American have heretofore entered into a Plan and Agreement of Exchange dated October 28, 1996 ("the Plan"), to effect a share exchange between them under Mississippi law, as provided in the Plan; and

         WHEREAS, CICA and American desire to amend the Plan, as adopted, as to the source of stock to be used to implement the exchange, said stock to be additional shares of Citizens Class A Common Stock to be issued by Citizens and distributed to CICA;

         NOW THEREFORE, Citizens, CICA and American hereby agree that the Plan should be, and hereby is, amended as follows:

                                       I.

         Article III, Section 3.2 of the Plan, is hereby amended to read as follows:

         "3.2 The aggregate number of shares which Citizens is authorized to issue is 50,000,000 shares of Class A common stock, no par value, and 1,000,000 shares of Class B common stock, no par value; of which 21,651,161 shares of such Class A common stock were issued and 19,572,614 shares were outstanding, fully paid and nonassessable and 621,049 shares of Class B common stock were issued and outstanding, fully paid and non-assessable, as of October 28, 1996, the date of the Plan. A total of 700,000 shares of Class A common stock. of Citizens, previously authorized but unissued, will be issued by Citizens and distributed to CICA to satisfy the exchange obligations of CICA under the Agreement. Citizens has no outstanding options, warrants or other rights to purchase, or to subscribe to, or securities convertible into or exchangeable for any shares of capital stock, except an option for 76,000 shares of Class A common stock. The two (2) classes of stock of Citizens are equal in all respects, except (a) the Class B common stock elects a simple majority of the Board of Directors of Citizens, and the Class A common stock elects the remaining directors; and (b) each Class' A share receives twice the cash dividends paid on a per share basis to the Class B common stock."

                                      II.

         Article VIII, Section 8. I (f) of the Plan, is hereby amended to read as follows:

         "(f) By either party, if the Effective Date does not occur on or before March 31, 1997."

                                      III.

         Except as amended herein, the Plan remains in full force and effect, without change.

         IN WITNESS WHEREOF, Citizens, CICA and American have set their hands and seals this 17th day of January, 1997, but effective as of the 31st day of December, 1996.

CITIZENS INSURANCE COMPANY                AMERICAN INVESTMENT NETWORK, INC.
OF AMERICA

By: /s/ Mark A. Oliver                    By: /s/ John S. Camara
   ----------------------------------        -------------------------------
   Mark A. Oliver                            John S. Camara, President
   Executive Vice President, Chief
   Financial Officer, Secretary and
   Treasurer

CITIZENS, INC.

By:/s/ Mark A. Oliver
   ----------------------------------
     Mark A. Oliver
     Executive Vice President, Chief
     Financial Officer, Secretary and
     Treasurer

               AMENDMENT NO. 2 TO PLAN AND AGREEMENT OF EXCHANGE

         This Amendment No. 2 to Plan and Agreement of Exchange is entered into among CITIZENS, INC., a Colorado corporation ("Citizens"), CITIZENS INSURANCE COMPANY OF AMERICA, a Colorado-domiciled insurance company ("CICA"), and AMERICAN INVESTMENT NETWORK, INC., a Mississippi corporation ("American").

                                   WITNESSETH

         WHEREAS, CICA and American have heretofore entered into a Plan and Agreement of Exchange dated October 28, 1996 ("the Plan"), to effect a share exchange between them under Mississippi law, as provided in the Plan; and

         WHEREAS, CICA and American amended the Plan on January 27, 1997 ("Amendment No. 1") to reflect the contribution by Citizens of stock to CICA for the share exchange and to extend the closing date; and

         WHEREAS, Citizens, CICA and American desire to further amend the Plan, as to the closing date of the transaction.

         NOW THEREFORE, Citizens, CICA and American hereby agree that the Plan should be, and hereby is, amended as follows:

                                       I.

         Article VIII, Section 8. 1 (f) of the Plan, is hereby amended to read as follows:

         "(f)    By either party, if the Effective Date does not occur on or before June 30, 1997."

                                      II.

         Except as amended herein, the Plan as amended by Amendment No. I remains in full force and effect, without change.

         IN WITNESS WHEREOF, Citizens, CICA and American have set their hands and seals as of March 31, 1997.

CITIZENS INSURANCE COMPANY              AMERICAN INVESTMENT NETWORK, INC.
OF AMERICA

By: /s/ Mark A. Oliver                  By: /s/ John S. Camara
   ----------------------------            ----------------------------------
    Mark A. Oliver, President               John S. Camara, President

CITIZENS, INC.

By: /s/ Mark A. Oliver
   ----------------------------
    Mark A. Oliver, President